EXHIBIT 99.1

January 2, 2019
Dear Stockholder:
As you may be aware by now, Liquidity Partners Trust I (“Liquidity Partners”) initiated an unsolicited tender offer to Steadfast Income REIT, Inc.’s (the “Company”) stockholders (the “Liquidity Partners Offer”) to purchase up to an aggregate of 100,000 shares of the Company’s common stock (the “Shares”) at a price of $5.73 per Share in cash (the “Offer Price”). The Company is not in any way affiliated with Liquidity Partners, and is not making any recommendation on whether you should accept or decline the Liquidity Partners Offer.
The Company is required by the Securities Exchange Act of 1934, as amended, and the rules and regulations under it, to inform you of its position, if any, with respect to the Liquidity Partners Offer. As a result, the board of directors of the Company (the “Board”): (1) consulted with members of the Company’s management, Steadfast Income Advisor, LLC, the Company’s advisor, and such legal and other advisors as deemed appropriate by the Board; (2) reviewed the terms and conditions of the Liquidity Partners Offer; (3) considered other information relating to the Company’s historical financial performance, portfolio of assets and future opportunities; (4) evaluated various factors it deemed relevant in light of its knowledge of the Company’s business, financial condition, portfolio of assets and future prospects; and (5) took into account the fact that Liquidity Partners is making the Liquidity Partners Offer for investment purposes and with the intention of making a profit from the ownership of the Shares.
In determining that the Company will remain neutral and make no recommendation whether stockholders should accept or decline the Liquidity Partners Offer, the Board considered, among other things, the following:

(i)
On March 13, 2018, the Board determined an estimated net asset value per share of the Company’s common stock of $10.84 as of December 31, 2017 (the “Estimated Value”). The Estimated Value was determined by the Board after independent third-party valuation firms conducted valuation analyses on the Company’s assets less its liabilities, divided by the number of Shares outstanding, all as of December 31, 2017, as described in the Company’s Annual Report on Form 10-K filed with the SEC on March 29, 2018. On May 9, 2018, the Board determined an updated estimated value per share of the Company’s common stock of $9.84, which represents the Estimated Value, less the special distribution of $1.00 per Share that was paid to stockholders of record as of the close of business on April 20, 2018 (the “Updated Estimated Value”). The Updated Estimated Value is $4.11 higher than the Offer Price on a per Share basis.

(ii)	Stockholders who tender their Shares will assign their right to receive distributions that are paid after January 25, 2019 (or such other date to which the Liquidity Partners Offer may be extended).

(iii)
The Liquidity Partners Offer provides a means for stockholders to obtain liquidity with respect to their Shares, albeit at a lower price than the Updated Estimated Value or what the Board believes to be the Shares’ long term value.

(iv)
The Company currently offers stockholders liquidity through its share repurchase program (the “SRP”). The SRP may provide stockholders the opportunity to have their Shares repurchased by the Company, subject to certain restrictions and limitations. The purchase price for Shares repurchased under the SRP is equal to 93% of the most recent estimated net asset value per Share of the Company’s common stock, as determined by the Board, which may be further reduced based on how long a stockholder has held its Shares. However, stockholders may not be able to have their Shares repurchased under the SRP due to the limitations of the SRP, including the annual limitation on the number of Shares repurchased under the SRP during any calendar year to 5% of the weighted average number of Shares of the Company’s common stock outstanding during the prior calendar year, and a $2,000,000 limit on the amount of Shares that may be repurchased during any quarter pursuant to the SRP.

(v)
The Board has the right to amend, suspend or terminate the SRP at any time upon 30 days’ notice to the Company’s stockholders so as to preclude repurchases by the Company, and the Board makes no assurances with respect to the timing of a liquidity event for stockholders. Further, because the Shares are not listed on any national securities exchange, there is a limited market for the Shares.

In summary, the Board takes no position and remains neutral regarding whether the Company’s stockholders should accept or reject the Liquidity Partners Offer.  Each stockholder must independently evaluate whether to tender its Shares to Liquidity Partners pursuant to the Liquidity Partners Offer.
The Board understands that you must make your own independent decision whether to tender or refrain from tendering your Shares of the Company’s common stock. The Company strongly urges you to carefully consider all aspects of the Liquidity Partners Offer in light of your own circumstances, including (i) your investment objectives, (ii) your financial circumstances, including your tolerance for risk and need for immediate liquidity that cannot be satisfied by other means, (iii) other financial opportunities available to you, (iv) your own tax position and tax consequences and (v) other factors you determine are relevant to your decision. You should carefully review all of the Tender Offer Materials sent to you by Liquidity Partners, as well as the Company’s publicly available annual, quarterly and other reports, and consult with your own financial, tax and other advisors in evaluating the Liquidity Partners Offer before deciding whether to tender your Shares of the Company’s common stock.
PLEASE CONSULT WITH YOUR TAX ADVISOR ABOUT THE IMPACT OF A SALE ON YOUR OWN PARTICULAR SITUATION.
To accept the Liquidity Partners Offer, follow the instructions in the Tender Offer Materials. To reject the Liquidity Partners Offer, simply ignore it; you do not need to respond to anything. If you have already agreed to tender your Shares pursuant to the Liquidity Partners Offer, you may withdraw your acceptance of the Liquidity Partners Offer by notifying Liquidity Partners at any time prior to the termination of the Liquidity Partners Offer. The Liquidity Partners Offer expires on January 25, 2019, unless extended by Liquidity Partners in accordance with the Tender Offer Materials.

Should you have any questions or need further information about your options, please feel free to contact Steadfast Income REIT, Inc., 18100 Von Karman Avenue, Suite 500, Irvine, California 92612, Attention: Investor Relations (telephone number: 888-223-9951).

Sincerely,
/s/ Rodney F. Emery
Name: Rodney F. Emery, Chairman of the Board of Directors

Cautionary Note Regarding Forward-Looking Statements
Certain statements of the Company included in this letter that are not historical facts (including any statements concerning investment objectives, other plans and objectives of management for future operations or economic performance, or assumptions or forecasts related thereto) are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are only predictions. The Company cautions that forward-looking statements are not guarantees. Actual events or the Company’s investments and results of operations could differ materially from those expressed or implied in any forward-looking statements. Forward-looking statements are typically identified by the use of terms such as “may,” “should,” “expect,” “could,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “continue,” “predict,” “potential” or the negative of such terms and other comparable terminology. The forward-looking statements included herein are based upon the Company’s current expectations, plans, estimates, assumptions and beliefs that involve numerous risks and uncertainties. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the Company’s control. Although the Company believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, the Company’s actual results and performance could differ materially from those set forth in the forward-looking statements. Certain factors that could cause actual results to differ materially from these forward-looking statements are listed from time to time in the Company’s SEC reports, including, but not limited to, the risk factors provided in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. These factors include, but are not limited to:  changes in economic conditions generally and the real estate and debt markets specifically; the Company’s ability to secure resident leases at favorable rental rates; risks related to owning investments with joint venture partners; risks inherent in the real estate business, including tenant defaults, tenant vacancies, potential liability relating to environmental matters and liquidity of real estate investments; the Company’s ability to retain its executive officers and other key personnel of its advisor, property manager and affiliates; legislative or regulatory changes (including changes to laws governing the taxation of real estate investment trusts); the Company’s ability to generate sufficient cash flows to pay distributions to its stockholders; and the availability of capital.